SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cleantech Solutions International, Inc.

(Name of Registrant as Specified In Its Charter)

N.A.

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CLEANTECH SOLUTIONS INTERNATIONAL, INC.

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China 214181

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 16, 2016

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders of Cleantech Solutions International, Inc., a Nevada corporation, will be held at the offices of the Corporation, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181, on Wednesday, November 16, 2016, at 10:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)       The election of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)       A non-binding advisory vote on our 2015 executive compensation;

(3)       A non-binding advisory vote recommending the frequency of advisory votes on executive compensation;

(4)       The approval of our 2016 Long-Term Incentive Plan;

(5)       The transaction of such other and further business as may properly come before the meeting.

The board of directors has fixed the close of business on September 19, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. A list of stockholders of record on the record date will be available for inspection by stockholders at the office of the Corporation, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181, during the ten days prior to the meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting.

By order of the Board of Directors Yan Hua Secretary

Wuxi, China

October 3, 2016

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

Important Notice Regarding the Availability of Proxy Materials for the

2016 annual Meeting of Stockholders to be Held on November 16, 2016

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available on the Internet at
https://materials.proxyvote.com/18451N

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China 214181

PROXY STATEMENT

Annual Meeting of Stockholders

November 16, 2016

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at the 2016 annual meeting of stockholders to be held at our offices, which are at No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181, on Wednesday, November 16, 2016 at 10:00 A.M., local time, or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders, on or about October 3, 2016. In this proxy statement, we refer to Cleantech Solutions International, Inc. as “we,” “us,” our” and word of similar import.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

●	The election of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

●	A non-binding advisory vote on our 2015 executive compensation;

●	A non-binding advisory vote recommending the frequency of advisory votes on executive compensation;

●	A proposal to approve our 2016 Long-Term Incentive Plan;

●	The transaction of such other and further business as may properly come before the meeting.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on September 19, 2016, which is the record date for determining who is eligible to vote at the annual meeting. Each share of common stock is entitled to one vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the record date, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are a “stockholder of record” who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the record date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	for the election of Jianhua Wu, Furen Chen, Xi Liu, Chengqing Tang and Baowen Wang, who are the nominees of the board of directors, as directors;

●	to approve the 2015 compensation to our executive officers;

●	to approve the frequency of future advisory votes on executive compensation be held every three years;

●	to approve an our 2016 long-term incentive plan; and.

●	according to their best judgment if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2) You may vote in person at the annual meeting. We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3) You may vote online. If you hold your shares in street name, you may vote online in accordance with instructions provided by your broker.

How does the board of directors recommend that I vote?

The board of directors unanimously recommends that you vote in favor of the board of directors’ nominees for director and in favor of the other proposals being brought before the meeting as set forth in this proxy statement and for three years for advisory votes on executive compensation.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provided to your broker.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the election of the board of directors’ nominees for directors, FOR all proposals put before our stockholders at the annual meeting and for advisory votes on executive compensation every THREE years.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Empire Stock Transfer, Empire Stock Transfer Inc., 1859 Whitney Mesa Dr., Henderson, NV 89014.

Will my shares be voted if I do not provide my proxy?

If your shares are held in a brokerage account, they may be voted if you provide your broker with instructions as to how you want your shares voted. Your broker will send you instructions as to how you can vote shares that are held in your brokerage account. If you do not give your broker instructions as to how you want your shares to be voted, then your shares will not be voted either for the election of directors or any of the proposals being voted on at the meeting.

If you hold your shares directly in your own name, they will only be voted if you either sign and deliver a proxy or attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if one-third of our outstanding shares as of September 19, 2016, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares.

On the record date, September 19, 2016, we had 5,236,486 shares of common stock outstanding. We will have a quorum if 1,745,496 shares of common stock are present and voting at the annual meeting.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast, which means that, as long as a quorum is present, the five nominees for director who receive the most votes will be elected. Abstentions will have no effect on the voting outcome with respect to the election of directors.

How many votes are required for the non-binding advisory vote on our 2015 executive compensation?

The proposal to approve, on an advisory basis, the compensation awarded to our named executive officers for the year ending December 31, 2015 requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required for non-binding advisory vote recommending the frequency of advisory votes on executive compensation?

For purposes of determining the votes cast with respect to the vote to approve a non-binding advisory vote recommending the frequency of advisory votes on executive compensation, only those votes cast in favor of having the vote occur every one, two or three years are included. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required for approval of the 2016 Plan?

The proposal to approve our 2016 Plan requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

How are broker non-votes treated at the meeting?

Broker non-votes are proxies signed by brokers without voting on the election of directors or the other proposals. Broker non-votes are treated as present at the meeting for purposes of determining whether we have a quorum. However, since directors are elected by a plurality, and broker non-votes will not be voted for any nominees, as long as we have a quorum, including shares represented by broker non-votes, the five nominees for directors who receive the most votes will be elected. Since the other proposals require the approval of the votes of a majority of the shares present and voting, as long as we have a quorum for the meeting, the result will not be affected by broker non-votes.

Who is paying the cost of the meeting?

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners. We estimate our costs at approximately $15,000.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and file a current report on Form 8-K announcing the voting results of the annual meeting.

Who can help answer my questions?

You can contact our corporate secretary, Mr. Hua Yan at + (86) 51083397559 or by email at ryanhua@cleantechsolutionsinternational.com, with any questions about proposals described in this Proxy Statement or how to execute your vote.

ELECTION OF DIRECTORS

Directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the Board. The size of the board for the ensuing year is five directors. Our nominating committee recommended, and our board of directors accepted the committee’s recommendation, that the directors named below be elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

Four of our directors, Jianhua Wu, Furen Chen, Xi Liu, Baowen Wang were elected at the 2015 annual meeting of stockholders, for which we solicited proxies.  Chengqing Tang was appointed by the board of directors following the resignation of Ming Zhao

The following table sets forth certain information concerning the board of directors’ nominees for directors:

Name	Age	Principal Occupation	Director Since
Jianhua Wu	61	Chairman of the board and chief executive officer of the Company	November 2007
Furen Chen[1]	72	General manager and chairman of the board of WuXu City ZhengCheng Accounting Services Ltd.	July 2012
Xi Liu[1,2,3]	48	Purchasing and sourcing manager at WAM Bulk Handling Machinery (Shanghai) Co. Ltd.	November 2007
Chengqing Tang[1,2,3]	51	Senior engineer at Wuxi City Wangsheng Mechanical Factory	March 2016
Baowen Wang[2,3]	70	Senior engineer at the National 559th factory research center	July 2012

[1]	Member of the audit committee.
[2]	Member of the compensation committee.
[3]	Member of the corporate governance/ nominating committee.

Jianhua Wu has been our chief executive officer, chairman and a director since the completion of the reverse acquisition in November 2007.  Mr. Wu founded our predecessor companies, Wuxi Huayang Dyeing Machinery Co., Ltd. and Wuxi Huayang Electrical Power Equipment Co., Ltd., in 1995 and 2004, respectively, and was executive director and general manager of these companies prior to becoming our chief executive officer. Mr. Wu was nominated as a director because of his position as our chief executive officer. Mr. Wu is a certified mechanical engineer.

Furen Chen is general manger and chairman of the board of WuXu City ZhengCheng Accounting Services, Ltd., a position he has held since February 2000. From 1990 until February 2000, Mr. Chen was accounting manager at Qian Zhou Agricultural Financial Co., Ltd. Mr. Chen is a certified public accountant in China. We nominated Mr. Chen as a director because we believe that his finance and accounting experience is important to us as we improve our financial accounting controls.

Xi Liu has an extensive material engineering background, being a 1989 graduate of Jiangsu University of Technology with a degree in metal material and heat treatment, and having been trained at the Volvo facilities in Penta, Sweden in 1999. Immediately after graduating from the university, Mr. Liu worked at China FAW Group Corporation, the oldest and one of largest Chinese automakers, as an engineer, before leaving in 2005 as an assistant manager in the Purchasing Department of the Wuxi Diesel Engine Works plant. He then joined WAM Bulk Handling Machinery (Shanghai) Co., Ltd., part of the Italian industrial giant WAMGROUP, as a purchasing and sourcing manager, which is his current position. Mr. Liu’s background in engineering and his practical industrial experience is important to us as we plan and develop our business.

Chengqing Tang is a senior engineer at Wuxi City Wangsheng Mechanical Factory, a position he has held since 2001. Mr. Tang’s experience as an engineer is important in his service as a director.

Baowen Wang works as a senior engineer at the National 559th factory research center, a state-owned precision optical research center, a position he has held since 2005, when he retired as head of the Wuxi HuGuang Instrument Research Institute, a position he has held since 1979. Mr. Wang graduated from NanJing University, majoring in weather station and radar. Mr. Wang’s background in engineering and his practical industrial experience is important to us as we plan and develop our business.

Our directors are elected for a term of one year and until their successors are elected and qualified.

We are incorporated in Nevada and are subject to the provisions of the Nevada corporate law. Our articles of incorporation and by-laws provide that we will indemnify and hold harmless our officers and directors to the fullest extent permitted by law. Our articles of incorporation also provide that, except as otherwise provided by law, no director or officer is individually liable to us or our stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Nevada Revised Statutes Section 78.7502 gives us broad authority to indemnify our officers and directors. under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney’s fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which a person is a party by reason of being a director or officer it is determined that such person acted in accordance with the applicable standard of conduct set forth in such statutory provisions.

Director Independence

We believe that four of our nominees for director, Furen Chen, Xi Liu, Chengqing Tang and Baowen Wang, are independent directors, pursuant to the Nasdaq definition of independence.  Our board has determined that Mr. Chen is an audit committee financial expert. Mr. Wu, our chairman and chief executive officer, is not an independent director.

Committees

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Our board of directors has three committees - the audit committee, the compensation committee and the corporate governance/nominating committee. The audit committee is comprised of Furen Chen, Chengqing Tang and Xi Liu, with Furen Chen serving as chairman. The compensation committee is comprised of Baowen Wang, Xi Liu and Chengqing Tang, with Baowen Wang as chairman. The corporate governance/nominating committee is comprised of Xi Liu, Chengqing Tang, and Baowen Wang, with Xi Liu as chairman. Our 2016 long-term incentive plan will be administered by the compensation committee.

Our audit committee is involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor. Our board of directors has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis. A copy of the audit committee’s current charter is available on our website at http://www.cleantechsolutionsinternational.com/Asl%20cleantech%20audit%20committee%20charter%20(00172533).doc.

The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally. If so authorized by the board of directors, the committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The compensation committee does not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee consults with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss compensation policies for employees who are not officers with the chief executive officer and other responsible officers. The compensation committee has the responsibilities and authority relating to the retention, compensation, oversight and funding of compensation consultants, legal counsel and other compensation advisers, as well as the requirement to consider six independence factors before selecting, or receiving advice from, such advisers. A copy of the compensation committee’s current charter is available on our website at http://www.cleantechsolutionsinternational.com/Asl%20cleantech%20compensation%20committee%20charter%20(00172534).doc.

The corporate governance/nominating committee is be involved evaluating the desirability of and recommending to the board any changes in the size and composition of the board, evaluation of and successor planning for the chief executive officer and other executive officers. The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. A copy of the corporate governance/ nominating committee charter is available on our website at http://www.cleantechsolutionsinternational.com/Asl%20cleantech%20nominating-governance%20committee%20charter%20(00172535).doc.

The board and its committees held the following number of meetings during 2015:

Board of directors	4
Audit committee	4
Compensation committee	0
Nomination committee	0

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year.

Our non-management directors did not meet in executive session during 2015.

Compensation Committee Interlocks and Insider Participation

Aside from his service as director, no member of our compensation committee had any relationship with us as of December 31, 2015, and none of our executive officers served as a director or compensation committee member of another entity.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. We have filed copies of our code of ethics and our board committee charters as exhibits to our filings with the SEC.

Audit Committee Report*

The audit committee of the board is composed of three directors: Furen Chen, who is the chairman, Xi Liu and Chengqing Tang, each of whom is “independent” as defined by the rules of the NASDAQ Stock Market. The board has adopted a written Audit Committee Charter.

Management is responsible for our financial statements, financial reporting process and systems of internal accounting and financial reporting control. Our independent auditor is responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The audit committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the board. The responsibilities of the audit committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditor.

The audit committee discussed with our independent auditor, with and without management present, such auditor’s judgments as to the quality, not just acceptability, of our accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The audit committee has discussed with the independent auditor, the auditor’s independence from us and our management, including the written disclosures and the letter submitted to the audit committee by the independent auditor as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

In reliance on such discussions with management and the independent auditor, review of the representations of management and review of the report of the independent auditor to the audit committee, the audit committee recommended (and the board approved) that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by:

Audit Committee of the Board of Directors

/s/ Furen Chen

/s/ Xi Liu

/s/ Chengqing Tang

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. During the year ended December 31, 2015, Mr. Wu was delinquent in making one Form 4 filing. Mr. Tang and Wanfen Xu, our chief financial officer, are delinquent in filing a Form 3.

Executive Compensation

The following summary compensation table indicates the cash and non-cash compensation earned during the years ended December 31, 2015 and 2014 by each person who served as chief executive officer and chief financial officer. No other executive officer received compensation equal or exceeding $100,000.

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Summary Annual Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jianhua Wu, chief executive officer (1)	2015 2014	35,384 32,556	0 0	68,600 110.600	0 0	103,984 143,156

Adam Wasserman,	2015	52,000	0	61,740	0	113,740
chief financial officer (2)	2014	52,000	0	98,303	0	150,303

(1)	Mr. Wu’s 2015 compensation consisted of salary of $35,384 and 20,000 shares of common stock, valued at $68,600. Mr. Wu’s 2014 compensation consisted of salary of $32,556 and 20,000 shares of common stock, valued at $110,600.

(2)	Mr. Wasserman’s cash compensation is paid to CFO Oncall Inc. where he serves as chief executive officer. Mr. Wasserman’s 2015 compensation included salary of $52,000 and 18,000 shares of common stock, valued at $61,740. Mr. Wasserman’s 2014 compensation included salary of $52,000 and 15,000 shares of common stock, valued at $98,303. Mr. Wasserman resigned as chief financial officer on February 26, 2016.

Employment Agreement

We have no employment agreements with any officer or director.

Directors’ Compensation

We do not have any agreements or formal plan for compensating our directors for their service in their capacity as directors, although our board may, in the future, award stock grants or options to purchase shares of common stock to our directors.

The following table provides information concerning the compensation of each member of our board of directors whose compensation is not included in the Summary Compensation Table for his or her services as a director and committee member for 2015. The value attributable to any stock grants is computed in accordance with ASC Topic 718.

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Tianxiang Zhou(1)	$0	$0	$0
Xi Liu	0	0	0
Furen Chen	0	0	0
Baowen Wang(2)	0	0	0
Frank Zhao (3)	4,825	11,160	15,985

(1) Mr. Zhou resigned as a director on November 16, 2015.

(2) Mr. Wang has been a director since November 16, 2015.

(3) Mr. Zhao resigned as a director in March 2016.

See “Approval of the 2016 Long-Term Incentive Plan” for information concerning our long-term incentive plana.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Yan Hua, Secretary, China Wind Systems, Inc., No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181. Mr. Hua will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

ADVISORY VOTE ON OUR 2015 EXECUTIVE COMPENSATION

The SEC has adopted final rules requiring public companies to provide stockholders with periodic advisory (non-binding votes) on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our 2015 equity compensation program for the named executive officers as described in “Executive Compensation” in this Proxy Statement by voting for or against the following resolution.

“RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2015, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

Pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder, this vote will not be binding on the board or the compensation committee and may not be construed as overruling a decision by the board or the compensation committee, creating or implying any change to the fiduciary duties of the board or the compensation committee or any additional fiduciary duty by the board or the compensation committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The board and the compensation committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Required Vote

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The SEC has also adopted final rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC’s rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal, similar to the advisory vote on our 2015 executive compensation, in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders should be every year, every two years, or every three years.”

The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

1. Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with stockholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards annually to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a time-frame and in relation to long-term performance.

2. A vote every three (3) years will provide the board and the compensation committee with the time to thoughtfully consider and thoroughly respond to stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The board and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

3. We are open to input from stockholders regarding board and governance matters, as well as the equity compensation program. We believe that the stockholders’ ability to contact us and the board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the board or its committees or any additional fiduciary duty by the board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the board’s recommendation and the outcome of the vote on this matter, the board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

The board recommends that stockholders vote to have the non-binding vote on executive compensation occur every three years.

APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN

The board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in January 2010, the board of directors adopted, and in March 2010, the stockholders approved, the 2010 long-term incentive plan (the “2010 plan”), covering 200,000 shares of common stock. In October 2013, the directors adopted, and in December 2013, the stockholders approved, an amendment to the 2010 plan to increase the number of shares subject to the 2010 plan from 200,000 shares to 500,000 shares. We issued a total of 499,991shares of common stock pursuant to the 2010 plan and, in September 2016, our board of directors terminated the 2010 plan. Thus, we cannot make any further awards pursuant to the 2010 plan.

In September 2016, the board of directors adopted, subject to stockholder approval, the 2016 Long-Term Incentive Plan (the “2016 plan”) pursuant to which 500,000 shares of common stock may be issued. Set forth below is a summary of the 2016 plan, as amended, but this summary is qualified in its entirety by reference to the full text of the 2016 plan, a copy of which is included as Appendix A to this proxy statement.

The 2016 plan provides for the grant of incentive and non-qualified options and stock grants to employees, including officers, directors and consultants. The 2016 plan is to be administered by a committee of not less than three directors, each of whom is to be an independent director.  In the absence of a committee, the plan is administered by the board of directors.  The board has granted the compensation committee the authority to administer the 2016 plan.  Members of the committee are not eligible for stock options or stock grants pursuant to the 2016 plan unless such stock options or stock grant are granted by a majority of our independent directors other than the proposed grantee.

The 2016 plan permits a broker-assisted exercise of options whereby the option holder delivers irrevocable instructions to his or her stockbroker to sell the shares subject to the option being exercised and promptly deliver to us an amount equal to the exercise price of the option.

Options intended to be incentive stock options must be granted at an exercise price per share which is not less than the fair market value of the common stock on the date of grant and may have a term which is not longer than ten years. If the option holder holds 10% of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the option cannot exceed five years.  Incentive stock options would only be granted to residents of the United States. Since almost all of our employees are residents of China, we do not anticipate that the grant of incentive stock options will be an important benefit available under the 2016 plan.

All benefits granted under the 2010 plan were stock grants, and we anticipate that stock grants will constitute the principal benefits granted pursuant to the 2016 plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2016 plan for participants who are both citizens and residents of the United States.  This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this proxy statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors. The federal income tax consequences only apply to stock grants or options granted to United States residents and do not apply to residents of China.

Stock Grants

A participant who receives a stock grant under the 2010 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares which do not vest immediately or are not forfeitable, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under "Incentive Stock Options - Disposition of Incentive Option Shares," will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant's federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares. If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

New Plan Benefits

No officer or director or employee has been granted any benefits under the 2010 plan which are subject to stockholder approval. The following table sets forth information benefits that were granted pursuant to the plan during 2015 pursuant to the 2010 plan. All grants were stock grants.

Name and Position	Dollar Value	Number of Shares
Jianhua Wu, chief executive officer	$68,600	20,000
Adam Wasserman, chief financial officer	$61,740	18,000
Executive officers, as a group	$130,340	38,000
Non-executive employees, as a group	$155,220	46,000

The following table sets forth information as equity awards outstanding on December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Jianhua Wu	0	0	0	0	0	0	0	0	0
Adam Wasserman	0	0	0	0	0	0	0	0	0

Vote Required

The approval of the 2016 plan requires the affirmative vote of a majority of the shares present and voting.

Board of Directors Recommendation

The board of directors recommends a vote FOR the approval of the proposal to amend the 2010 plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS.

The following table provides information as to shares of common stock beneficially owned as of September 7, 2016, by:

●	Each director and each nominee for election as a director;

●	Each current officer named in the summary compensation table;

●	Each person owning of record or known by us, based on information provided to us by the persons named below, at least 5% of our common stock; and

●	All directors and officers as a group

For purposes of the following table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or sole or shared investment power with respect to a security, or any combination thereof, and the right to acquire such power (for example, through the exercise of employee stock options granted by the Company) within 60 days of September 7, 2016. None of the individuals named in the table held any stock options.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Class

Jianhua Wu (1)	1,137,659	21.7%
Lihua Tang (1)	1,137,659	21.7%
Maxworthy International Limited (1)	544,267	10.4%
Yunxia Ren (2)	327,274	6.2%
Haoyang Wu (2)	327,274	6.2%
Wanfen Xu	0	*
Furen Chen	0	*
Xi Liu	0	*
Chengqing Tang	0	*
Baowen Wang	0	*
Fu Ren Chen	0	*
All current officers and directors as a group (one person owning stock)	1,137,659	21.7%

* less than 1%.

Unless otherwise noted, the business address of each of our directors and officers is No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181.

(1)	Jianhua Wu and Lihua Tang, who are husband and wife, are majority stockholders of Maxworthy International Ltd. Mr. Wu is also managing director of Maxworthy. The shares reflected as being owned by Mr. Wu and Ms. Tang represent (i) 544,267 shares owned by Maxworthy and (ii) 360,917 shares owned by Mr. Wu and (iii) 232,475 shares owned by Ms. Tang. Each of Mr. Wu and Ms. Tang disclaims beneficial ownership in the shares of beneficially owned by the other. The address for Maxworthy is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

(2)	Yunxia Ren and Haoyang Wu are the daughter-in-law and son of Jianhua Wu and Lihua Tang. Ms. Ren owns 259,022 shares of common stock and Mr. Wu owns 68,252 shares of common stock. Each of Ms. Ren and Mr. Wu disclaims ownership of the shares owned by the other. Their address is No. 25 Jin Xiu Second Village, Qianzhou Town Huishan District, Wuxi City, Jiangsu Province, PRC.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Jianhua Wu	61	Chief executive officer
Wanfen Xu	35	Chief financial officer

All of our officers serve at the pleasure of the board of directors. Mr. Wu is also a director. See “Election of Directors” for information concerning Mr. Wu.

Wanfen Xu has been our chief financial officer since March 1, 2016. Ms. Xu previously served as our chief financial officer from March 14, 2012 through December 12, 2012. From December 2012 until February 2016, Ms. Xu served as the financial controller of the Wuxi Huayang Heavy Industries, Co., Ltd., formerly known as Wuxi Huayang Electrical Power Equipment Co., Ltd., and Wuxi Huayang Dyeing Machinery Co., Ltd. (collectively, the “Huayang Companies”). Ms. Xu also served as the financial controller of Hauyang Companies from 2009 to 2011. The Huayang Companies are variable interest entities owned by Mr. Wu and Ms. Tang whose financial statements are included in our consolidated financial statements..

FINANCIAL STATEMENTS

Our audited financial statements, which include our consolidated balance sheets at December 31, 2015 and 2014, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2015, and the notes to our consolidated financial statements, are included in our Form 10-K for the year ended December 31, 2015. A copy of our Form 10-K for the year ended December 31, 2015, either accompanied or preceded the delivery of this proxy statement.

Copies of our Form 10-K for the year ended December 31, 2015 may be obtained without charge by writing to Yan Hua, Secretary, China Wind Systems, Inc., No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. Copies of our Form 10-K are available on our website at http://www.cleantechsolutionsinternational.com/sec.php. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Stockholder Proposals for the 2017 Annual Meeting

Proposals of stockholders intended to be presented at the 2017 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than August 15, 2017 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than August 15, 2017. If notice of any stockholder proposal is received after August 15, 2017, then the notice will be considered untimely and we are not required to present such proposal at the 2017 annual meeting. If the board of directors chooses to present a proposal submitted after August 15, 2017 at the 2017 annual meeting, then the persons named in proxies solicited by the board of directors for the 2017 annual meeting may exercise discretionary voting power with respect to such proposal.

October 3, 2016	By Order of the Board of Directors

Jianhua Wu
Chief Executive Officer

Appendix A

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

2016 Long-Term Incentive Plan

1.            Purpose; Definitions.

The purpose of the Cleantech Solutions International, Inc. 2016 Long-Term Incentive Plan (the “Plan”) is to enable Cleantech Solutions International, Inc. (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company’s stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)          “Affiliate” means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)          “Board” means the Board of Directors of the Company.

(c)           “Cause” means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or conduct which results in civil or criminal liability or penalties, including penalties pursuant to a consent decree, order or agreement, on the part of the Company; provided, however, that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “cause,” then “cause” shall have the meaning as defined in such Employment Agreement.

(d)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(e)           “Commission” means the Securities and Exchange Commission or any successor thereto.

(f)            “Committee” means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(g)           “Company” means Cleantech Solutions International, Inc., a Nevada corporation, or any successor corporation.

(h)           “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan; provided that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “disability,” then “disability” shall have the meaning as defined in such Employment Agreement.

(i)            “Early Retirement” means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(j)             “Employment Agreement” shall mean an employment or consulting agreement or other agreement pursuant to which the participant performs services for the Company or a Subsidiary or Affiliate.

(k)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(l)            “Fair Market Value” means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

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(m)           “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(n)           “Independent Director” shall mean an independent director as determined by the rules or regulations of the principal stock exchange or market on which the Stock is traded or, if the Stock is not listed or traded on such exchange, as defined under the rules of the Nasdaq Stock Market.

(o)           “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)           “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(q)           “Plan” means this Cleantech Solutions International, Inc. 2016 Long-Term Incentive Plan, as hereinafter amended from time to time.

(r)            “Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(s)           “Retirement” means Normal Retirement or Early Retirement.

(t)            “Stock” means the common stock, par value $0.001 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company’s certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(u)           “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(v)           “Subsidiary” means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain. The Board may elect to treat as a Subsidiary an entity in which the Company possesses less than 50% of the total combined voting power of all classes of equity if, under generally accepted accounting principles, the Company may include the financial statements of such entity as part of the Company’s consolidated financial statements (other than as a minority interest or other single line item).

In addition, the terms “Change in Control,” “Potential Change in Control” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 7(b), (c) and (d) of the Plan.

2.            Administration.

(a)          The Plan shall be administered by a Committee of not less than three directors all of whom shall be Independent Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

(b)          The Committee shall have full authority:

(i) to grant, pursuant to the terms of the Plan, Stock Options or Restricted Stock to officers and other persons eligible under Section 4 of the Plan, provided that members of the Committee shall not be eligible for Stock Options or Restricted Stock pursuant to the Plan unless such Stock Options or Restricted Stock are granted by a majority of the independent directors of the Company other than the proposed grantee.

(ii) to select the officers and other eligible persons to whom Stock Options and/or Restricted Stock may from time to time be granted pursuant to the Plan;

(iii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, are to be granted pursuant to the Plan, to one or more eligible persons;

(iv) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

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(vi) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Stock or Restricted Stock under Section 5(b)(x) or (xi) of the Plan, as applicable, instead of cash;

(vii) to determine whether, to what extent and under what circumstances Option grants and/or Restricted Stock and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

(ix) to determine the terms and restrictions applicable to Restricted Stock;

(x) to reprice existing Stock Options or to grant Stock Options or Restricted Stock in connection with or in consideration of the cancellation of an outstanding Stock Option with a higher exercise price; and

(xi) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee, subject to the provisions of Section 2(b)(i) of the Plan.

(c)           In the event that any officers or other participants have Employment Agreements with the Company which provide for the grant of options to such participants, unless the Committee or the Board otherwise determines, the options shall be treated for all purposes as if they were granted pursuant to this Plan as long as there is a sufficient number of shares available for grant pursuant to this Plan.

(d)           The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(e)           All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.            Stock Subject to Plan.

(a)           The total number of shares of Stock reserved and available for distribution under the Plan shall be five hundred thousand (500,000) shares of Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b)           If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c)           In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and provided that the treatment of such options and rights shall be consistent with the nature of the event.

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4.            Eligibility. Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as provided in Section 2(b)(i) of the Plan, members of the Committee) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

5.            Stock Options.

(a)          Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

(b)          Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; but shall not be less than the fair market value, as determined by the Committee, on the date of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.

(a)         Subject to whatever installment exercise provisions apply under Section 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(b)          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(c)          No shares of Stock shall be issued until full payment therefor has been received by the Company, except to the extent permitted by Section 5(b)(iv)(D). In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(d)          If there is a public market for the Stock at the time of exercise, the option may be exercised by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; provided, that in no event shall the exercise price be paid subsequent to the expiration of the option.

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(e)          Subject to Section 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 10(a) of the Plan.

(v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(vi) Termination by Death. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three months (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii) Termination by Reason of Disability or Retirement. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three months (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-month period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of three-months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix) Incentive Stock Options.

(a)         Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(b)          To the extent required for “incentive stock option” status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Section 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

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(c)          To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(i) If (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

6.            Restricted Stock.

(a)           Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Section 6(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b)           Awards and Certificates.

(i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient either (A) has executed an investment letter in such form as the Committee shall determined if there is no condition or restriction on the recipient’s ownership of the Restricted Stock, other than restrictions under the Securities Act, or (B) has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Section 6(b)(ii).

(iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v) The Committee shall, if there are any vesting or other restrictions on the Restricted Stock (other than under the Securities Act), require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c)           Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

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(ii) Except as provided in this Section 6(c)(ii) and Section 6(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 10(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii) Subject to the applicable provisions of the award agreement and this Section 6, upon termination of a participant’s employment or other services with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d)           Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

7.            Change in Control Provisions.

(a)           Impact of Event. In the event of a “Change in Control,” as defined in Section 7(b) of the Plan, or a “Potential Change in Control,” as defined in Section 7(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested and any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii) The value of all outstanding Stock Options and Restricted Stock, in each case to the extent vested (including such rights which shall have become vested pursuant to Sections 7(a)(i) and (ii) of the Plan), may, at the election of the Committee, be purchased by the Company (“cashout”) in a manner determined by the Committee, in its sole discretion, on the basis of the “Change in Control Price” as defined in Section 7(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Section 7(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

(b)           Definition of “Change in Control.” For purposes of Section 7(a) of the Plan, a “Change in Control” means the happening of any of the following:

(i) When any “person” (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Stock (or securities convertible into Stock or upon the exercise of which shares of Stock may be issued) to such persons; or

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(ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 7(b)(ii); provided, however, that all directors who are elected to the board not later than six months after the Acquisition Effective Date shall be deemed to be an Incumbent Director and shall be deemed to have satisfied the 24-month requirement set forth in this Section 7(b)(ii); or

(iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise unless approved by a majority of Incumbent Directors.

(c)           Definition of Potential Change in Control. For purposes of Section 7(a) of the Plan, a “Potential Change in Control” means the happening of any one of the following:

(i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 7(b) of the Plan; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing 25% or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d)           Change in Control Price. For purposes of this Section 7, “Change in Control Price” means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by the principal stock exchange or market on which the Stock is traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Incentive Stock Options or, where applicable, the date on which a cashout occurs under Section 7(a)(iii).

8.            Amendments and Termination.

(a)          The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option or Restricted Stock award theretofore granted, without the optionee’s or participant’s consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b)          The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c)          Subject to the provisions of Sections 8(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

9.            Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

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10.          General Provisions.

(a)           The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)           Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)           Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d)           No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e)           The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options and Restricted Stock awards).

11.          Effective Date of Plan.

The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

12.          Term of Plan.

Stock Option and Restricted Stock awards may be granted pursuant to the Plan until ten years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

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PROXY

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

2016 Annual Meeting of Stockholders – November 16, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jianhua Wu, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2016 Annual Meeting of Stockholders of Cleantech Solutions International, Inc. (the “Company”), to be held at 10:00 a.m., local time, on Wednesday, November 16, 2016, at the offices of the Company, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1) To elect the following five (5) directors:

Jianhua Wu, Furen Chen, Xi Liu Chengqing Tank and Baowen Wang

☐ FOR all nominees listed above (except as marked to the contrary below).

☐ Withhold authority to vote for all nominees listed above.

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below.

(2) To approve by a non-binding vote, the Company’s 2015 executive compensation.

☐ FOR ⁪ ☐ AGAINST ⁪

(3) To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to the Company’s executive compensation.

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS⁪

(4) The approval of the Company’s 2016 Long-Term Incentive Plan.

(5) In their discretion, upon the transaction of such other business as may properly come before the annual meeting;

all as set forth in the Proxy Statement, dated October 3, 2016.

The shares represented by this proxy will be voted on Items 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1, 2 and 4 and for THREE years for Item 3.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting |_|

Dated: _________________________, 2016

Address, if changed since last proxy:	(Signature(s))

(Print Name)

Please sign and print exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.